UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2004

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   0-24768                               84-1123311
          (Commission File Number)                    (I.R.S. Employer
                                                   Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)

            33 Maiden Lane, New York, NY                         10038
      (Address of Principal Executive Offices)                 (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sales of Equity Securities

         Pursuant to agreements between the registrant and each of the secured note holders of the registrant, each of the secured note holders agreed to exchange all of their convertible secured promissory notes, in the aggregate principal amount of $4,731,870, plus interest in the aggregate amount of $137,162, due January 14, 2005, into an aggregate number of restricted shares of the registrant's common stock, par value $.001 per share, having a market value of $1.14 per share, plus the issuance of three-year warrants to purchase an aggregate of 1,000,000 shares of common stock at an exercise price of $1.14 per share. In connection with the agreements, the note holders agreed to terminate their security interest in and to all of the assets of the registrant, including the registrant's intellectual property. The exchange of debt into equity eliminates certain restrictive covenants relating to the registrant's ability to enter into subsequent financings and anti-dilution provisions, which were contained in the note agreements with the original note holders.

         The exchange of the secured notes into common stock of the registrant was made to "accredited investors", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and Section 4(2) of the Securities Act.

         The registrant is obligated to list for trading and register for resale the shares of common stock and the shares of common stock underlying the warrants issuable to the investors on its next registration statement filed with the Securities and Exchange Commission, or within 60 days following the date of the agreements upon a written demand by the note holders requesting the filing of such registration statement.


Item 9.01      Financial Statements and Exhibits

 (c) Exhibits

         99.1     Press Release of the Company, dated December 10, 2004.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 10, 2004.

                                                    RAMP CORPORATION

                                                    /s/ Ronald Munkittrick
                                                    ----------------------------
                                                    By:  Ronald Munkittrick
                                                    Its: Chief Financial Officer
Date: December 10, 2004